Accrued Expenses and Other Current Liabilities	12 Months Ended
Jun. 30, 2025
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Note 11 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

The accrued expenses and other current liabilities consisted of the following:

	As of June 30,
	2025	2024
Payable for long-term assets	$11,478,673	$6,033,888
Advanced equity purchase consideration and related expenses(1)	1,605,338	1,376,046
Puyang Hongbo convertible loan – convert portion(2)	2,736,055	-
Accrued expenses and other liabilities	1,006,659	1,389,580
Tax payables	2,432,215	990,811
Total accrued expenses and other current liabilities	$19,258,940	$9,790,325

(1)	As of June 30, 2025 and 2024, the advanced equity purchase consideration and related expenses from Shanghai Kuanyu Digital Technology Co., Ltd. (“Kuanyu”) was $1,605,338 (approximately RMB 11.5 million) and $1,376,046 (approximately RMB 10.0 million), respectively.

In October 2022, Net Plastic Technology entered an agreement with Kuanyu to transfer the 9% equity interest of Zhejiang Yongyi for a cash consideration of RMB16.2 million. However, the transaction was terminated during the fiscal year ended June 30, 2024.

As disclosed in Note 9, the advance equity purchase consideration and all related expenses were fully settled subsequent to June 30, 2025, and the Company has no remaining obligations associated with this transaction.

(2)	As disclosed in Note 10, in January 2025, Puyang Hongbo elected to convert approximately $2.7 million (RMB 19.6 million) of its debt into equity of Net Plastic New Material. The share conversion had not been completed as of the date of the issuance of the financial statements.